Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Cash and Cash Equivalents
13 – CASH AND CASH EQUIVALENTS

	$ million
	Dec 31, 2020	Dec 31, 2019
Cash	4,831	4,168
Short-term bank deposits	2,220	2,665
Money market funds, reverse repos and other cash equivalents	24,779	11,222
Total	31,830	18,055
Included in cash and cash equivalents at December 31, 2020, were amounts totalling $65 million (2019: $431 million) subject to currency controls or other legal restrictions. Money market funds and reverse repos used in cash management provided higher yields compared with other cash equivalents available in 2020. Information about credit risk is presented in Note 19.